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                                                                 Exhibit (17)(a)


                                   PROXY CARD

                       PLEASE VOTE YOUR PROXY TODAY PROMPT
           RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

            CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.


1. VOTE BY MAIL: Sign and date your proxy card(s) and return them in the enclosed postage-paid envelope. Note: Your proxy is not valid unless it is signed.

2. VOTE BY PHONE: Dial 1-888-221-0697, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                      IF YOU VOTE BY PHONE OR THE INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD(S)

           Please fold and detach card at perforation before mailing.

                          THE PARKSTONE GROUP OF FUNDS


                 SPECIAL MEETING OF SHAREHOLDERS - MAY 10, 2000

         The undersigned hereby appoints John Leven and Vicky M. Cotugno (the "Proxies") and each of them, Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the PARKSTONE GROUP OF FUNDS (the "Meeting") to be held at SEI Investments Mutual Funds Services, at 3:00 p.m. (Eastern Time), on May 10, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of dollars invested in the Funds which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 20, 2000.


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, EITHER PARTY MAY SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



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          SIGNATURE                     DATE



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           Please fold and detach card at perforation before mailing.



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PARKSTONE GROUP OF FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


(1) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for:

         (a) the transfer of substantially all of the assets and liabilities of each of the PARKSTONE GROUP OF FUNDS into the corresponding fund of The Armada Funds in exchange for A Shares, B Shares or I Shares, as applicable of such Armada Fund of equal value as indicated on pages 16-19 of the Combined Proxy Statement/Prospectus;

         (b) the distribution of the shares of designated classes of the corresponding Armada Funds to shareholders of the PARKSTONE GROUP OF FUNDS; and

         (c)      the dissolution under state law and the deregistration under the Investment Company Act of 1940, as amended, of the
                  PARKSTONE GROUP OF FUNDS.
               [  ]FOR               [  ]AGAINST          [  ]ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.